UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: February 12, 2010

COMMISSION FILE NUMBER: 333-146405

GENERATION ZERO GROUP, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

VELOCITY OIL & GAS, INC.
(FORMER NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA	1311	20-5465816
(STATE OR JURISDICTION OF INCORPORATION OR ORGANIZATION)	(PRIMARY STANDARD INDUSTRIAL CLASSIFICATION CODE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

1100 HAMMOND DRIVE
SUITE 410-A144
ATLANTA, GA 30328
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(770) 392 4898 ext 2742
(REGISTRANT'S TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On or around January 21, 2010, Matthew Krieg, the sole Director of Generation Zero Group, Inc., formerly Velocity Oil & Gas, Inc. (the “Company,” “we,” and “us”) and Mr. Krieg as the Manager and beneficial owner of Travel Engine Solutions, LLC (“Travel Engine”), our majority shareholder (holding 1,000 shares of the Company’s Series A Preferred Stock, which in aggregate votes 51% of the Company’s outstanding voting shares on any shareholder votes) approved via a consent to action without meeting of the sole Director and majority shareholder of the Company, the filing of a Certificate of Amendment to the Company’s Articles of Incorporation (the “Certificate”) to (a) authorize and approve a 1 for 100 reverse stock split (the “Stock Split”) of the Company’s authorized and outstanding common stock, effective as of the close of business on February 12, 2010, which Stock Split did not affect the authorized or outstanding shares of the Company’s preferred stock; (b) to change the Company’s name to “Generation Zero Group, Inc.” (the “Name Change”); (c) to reauthorize 100,000,000 shares of $0.001 par value per share common stock following the Stock Split; (d) to re-authorize 10,000,000 shares of “blank check”  preferred stock, $0.001 par value per share following the Stock Split (collectively with (c) the “Authorized Share Transactions”); and (e) to provide that the Company elects, pursuant to Section 78.434 of the Nevada Revised Statutes (the “NRS”), to not be governed by Sections 78.411 to 78.444 of the NRS, inclusive and Sections 78.378 to 78.3793, inclusive, of the NRS (the “Elections”).

The Certificate, the Stock Split, the Name Change, the Authorized Share Transactions and the Elections were effective with the Secretary of State of Nevada on February 12, 2010, and were effective with the Over-The-Counter Bulletin Board on March 8, 2010.

As a result of the Certificate and the Stock Split, the Company has 126,205 shares of common stock issued and outstanding; as a result of the Authorized Share Transactions, the Company has 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, $0.001 par value per share authorized; as a result of the Name Change, the Company’s name was changed to Generation Zero Group, Inc.; and as a result of the Elections, the Company is no longer governed by Sections 78.411 to 78.444 of the NRS, inclusive and Sections 78.378 to 78.3793, inclusive, of the NRS.

Additionally, as a result of the above, the Company’s symbol on the Over-The-Counter Bulletin Board changed to “GNZR”, effective March 8, 2010.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION

3.1*	Certificate of Amendment to Articles of Incorporation

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VELOCITY OIL & GAS, INC.

Date: March 5, 2010	By: /s/ Matthew Krieg
Matthew Krieg
Chief Executive Officer